Dynatronics Corporation

Transform I Now Growing Revenue Above The Market

February 10, 2022 | NASDAQ:DYNT

SAFE HARBOR

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Those statements include references to the company's expectations and similar statements. Such forward-looking statements reflect the views of management at the time such statements are made. These statements include our statements regarding expected improvement in overall performance, expectations that the company will improve long-term gross margin, operating income and cash flow from operations, expectations regarding reduction in leased space in fiscal year 2022, expectations regarding net sales, gross margin, selling general and administrative costs, and other income in fiscal year 2022, and uncertainties involving the impact of the COVID-19 pandemic on the company's results of operations and financial condition. These forward-looking statements are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements that are contained in the company's annual, quarterly and other reports filed with the Securities and Exchange Commission. Dynatronics does not undertake to update its forward-looking statements, whether as a result of new information, future events, or otherwise.

Continued product net sales as used in this presentation is a non-GAAP measure as defined under the rules of the Securities and Exchange Commission. The company defines continued product net sales as sales excluding discontinued products and sales of physical therapy and rehabilitation products through our direct sales channel. Management uses this non-GAAP measure to evaluate our operating performance and to forecast future periods. Management believes this non-GAAP measure provides investors additional information about the company's ongoing operating performance and is not intended as a substitute for, or superior to, the financial measure prepared in accordance with GAAP. Investors are cautioned against placing undue reliance on this non-GAAP measure.

LEADERSHIP ON TODAY'S CALL



John Krier

President & Chief Executive Officer

- Appointed CEO in July 2020
- John joined Dynatronics as CFO in March 2020. Prior to that was VP, Marketing and Commercial Operations at Breg since 2014, a long-standing significant customer of Dynatronics and important player in our market
- Proven track record in driving commercial success to meet customers' tailored needs including 13 successful acquisitions while at Breg and predecessor, delivering a compelling and sustainable business model



Norm Roegner

Chief Financial Officer

- Joined Dynatronics as CFO in November 2020
- Previously VP of Finance for Molex's Medical and Pharmaceutical Division, a global leader of manufacturing services to the medical device market
- Over 20 years of experience in senior finance positions leading business transformations with focuses on aligning resources, refreshing commercial strategies and optimizing supply chains



Skyler Black

Corporate Controller

- Joined Dynatronics in 2018
- 12 years of financial discipline at PricewaterhouseCoopers, a Big 4 leader

Dynatronics HAUSMANN BIRD & CRONIN

KEY TAKEAWAYS

Confident in long-term growth

Now growing revenue above the market, after several years of below market growth	Strong execution and business transformation remains our top priority	Confident in our outlook. Maintain FY '22 guidance
▪ **Clear customer strategy rewarding loyalty across all brands** ▪ Q2 FY '22 is the **third consecutive quarter of exceeding the market** and our baseline revenue expectation ▪ **Cross selling into existing customers and dealers driving sales to outpace our expectations** ▪ **Ramped-up cadence of product innovations** utilizing dealer and customer feedback – Launched three new Hausmann™ metal table products in January 2022, new product category for Hausmann™ – Launched Return to Mobility in January 2022: new, exclusive suite of four products	▪ Demonstrated **progress on strategic priorities** ▪ **Managing COVID-19** including advancing Omicron variant and supply chain challenges providing significant headwinds to near-term margin expansion ▪ **Up-level leadership helping to drive growth and win market share** – **Brian Baker rejoined full-time as Chief Operating Officer in January 2022** Addressing gross margin headwinds ▪ **Cash balance of $3.6M, no debt**. Capital is adequate to support existing operations	▪ Midpoint of sales guidance of $42.5M in FY '22 represents **15% growth rate** in FY '22 relative to the $37M baseline set in April 2021 ▪ **Multiple levers in COGS and SG&A as a percent of sales** ▪ $2.5M inventory investment in Q2 FY '22 to satisfy higher customer demand and protect customer deliveries has been a **strategic competitive advantage** in supply-chain challenging environment ▪ Well-positioned serving **very attractive markets** ▪ **Balance sheet supports M&A in target markets**. Focused criteria: >40% gross margin, cash flow contribution in first year

The company continues to expect volatility due to the challenges from COVID-19 cases, including higher raw material, delivery and shipment costs, supply chain disruptions, extended handling times and delays or disruption in procedure volume. Dynatronics also expects some ongoing volatility from the company's business optimization.

Dynatronics HAUSMANN BIRD & CRONIN

+15% ANNUAL SALES GROWTH GUIDANCE IN FY '22

Annual Sales



+15% Organic
~$37.00M
$42.50M
Baseline[1] Organic
FY '22E[5] Organic

Quarterly Sales



~$9.25M
Up 6%[4]
$9.8M
Up 33%[4]
$12.3M
Up 14%[4]
$10.5M
Baseline[1] Organic
Q4 FY '21[2] Organic
Q1 FY '22[3] Organic
Q2 FY '22[3] Organic

3rd consecutive quarter of net sales growth exceeding the market and our baseline revenue expectation

- Transformation plans for improvement in **long-term gross margin, operating income and cash flow from operations.**
- **Gross margin target > 40% over time.**

[1] Baseline set in April 2021 I [2] Continued product net sales in Q4 FY '21 I [3] Net sales in Q1 and Q2 FY '22 I
[4] Net sales in quarter relative to $9.25M quarterly baseline set in April 2021 I [5] Midpoint of annual guidance

GUIDANCE FOR FY ’22 DETAILS

Net Sales:

- Net sales of **$40M to $45M in FY ’22**, assuming continued growth in procedure volume and related site visits despite the recent surge in COVID-19 cases, including advancing Omicron variant. The FY ’22 net sales mid-point is a 15% improvement relative to the ~$37M annual baseline continued product net sales set in April 2021.
- Q2 FY ‘22 is the **third consecutive quarter of our net sales growth exceeding the market and our baseline revenue expectation.** Customer and dealer reaction to business optimization are driving sales to outpace our expectations.

Gross Margins:

- Transformation plans for improvement in **long-term gross margin, operating income and cash flow from operations.**
- Gross margin is continuing to be impacted by challenges of COVID-19, including higher delivery and shipment costs and overall supply chain disruption.

Selling, General, and Administrative Expenses (“SG&A”):

- **SG&A of 30.0% to 35.0% of net sales in FY ’22.**
- Strong expense management, Q2 FY ‘22 SG&A of $3.5M, **sequential and year-over-year cost savings.**

The company continues to expect volatility due to the challenges from COVID-19 cases, including higher raw material, delivery and shipment costs, supply chain disruptions, extended handling times and delays or disruption in procedure volume. Dynatronics also expects some ongoing volatility from the company's business optimization.

WELL-POSITIONED TO EXECUTE OUR NEAR AND LONG-TERM GROWTH STRATEGIES

- **Deliver commercial success**, emphasizing quality for cost and a differentiated customer experience
- Improve long-term **margins** through consolidations and **financial discipline**
- Timely commercial **launch of new products focused on growth markets**
- **Optimize manufacturing and supply chain**
- **Rationalize product portfolio and pricing** for attractive growth trends
- Continue focus on **cash flow from operations**
- **Target acquisitions** in existing or adjacent markets with customer uptake

"Each of these strategies is very important to our sustainable long-term growth platform and we see near-term opportunities to capitalize on them."
John Krier, CEO of Dynatronics

"Our differentiation across dynamic price tiers used by customers rewards loyalty and partnership - expect growth lift annually. Strategic investment in inventory of $2.5M in Q2 FY '22 to satisfy higher customer demand, protect customer deliveries, and new product introductions."
Norm Roegner, CFO of Dynatronics

Improving results in these seven strategies enables a scalable and sustainable revenue growth model in our attractive markets. We will continuously drive to deliver improving results in each strategy.

NEW PRODUCTS TO DRIVE FASTER LONG-TERM GROWTH

Ramped-up cadence of product innovations utilizing dealer and customer feedback

1

New Product Category For Us!

Building a Comprehensive Portfolio of Metal Tables

Three Hausmann™ metal tables in our new Mammoth product line launched in January 2022 and we intend to **deliver consistent metal table product launches** to enhance the portfolio **in FY '23.**



MAMMOTH 2
2-Section Hi-Lo Examination Table - 7702
MAMMOTH 3
3-Section Hi-Lo Treatment Table - 7703
MAMMOTH TILT
Hi-Lo Tilt Table - 7706

2

New, Exclusive Product Offering!

Return to Mobility (RTM) Suite of Products

Launched in January 2022 an exclusive suite of four products for clinicians to have the right tables and equipment to get patients back on their feet through the rehabilitation care pathway.



1
2
3
4
TILT
STAND
MOVE
CLIMB

Hausmann™ is the ***only*** company that can provide a **tilt table, stand-in table, parallel bars and training stairs** in one package.

3

Expanded Pipeline of New Product Innovations and Applications

New product innovations and cadence of launches planned in FY '22 and future

Our differentiation and dynamic price tiers used by customers rewards loyalty and partnership – expect growth lift annually

New products and applications launched in CY 2021:

- Two new Hausmann™ tables: Jan 2021
- Configurable product builder: Aug 2021



PROTEAM 3D BUILDER
PRO-Options Table

Launched six new products and applications since January 2021.

FOCUSED LEADERSHIP

Proven commercial success and business transformations in medical device markets. New talent helping to drive growth and win market share.



John Krier

Previous Affiliations BREG, Deloitte.

Chief Executive Officer

- **Appointed Dynatronics CEO in July 2020**. Prior to that was VP, Marketing and Commercial Operations at Breg since 2014, a long-standing significant customer of Dynatronics and important player in our market
- Proven track record in driving commercial success to meet customers' tailored needs including 13 successful acquisitions while at Breg and predecessor, delivering a compelling and sustainable business model



Brian Baker

Previous Affiliations SeaSpine, INTEGRA

Chief Operating Officer

- **Rejoined Dynatronics full-time in 2022**. Former Dynatronics COO and CEO. 25+ years of experience in medical-device industry
- Specializes in driving operational efficiencies, building high-performing teams, and spearheading high-impact strategic plans



Norm Roegner

Previous Affiliations Phillips Medisize, molex

Chief Financial Officer

- **Joined Dynatronics as CFO in November 2020.** Previously VP of Finance for Molex's Medical and Pharmaceutical Division, a global leader of manufacturing services to the medical device market
- Over 20 years of experience in senior finance positions leading business transformations



Sarah Mealman

Previous Affiliations Medtronic, LABORIE

Marketing

- **Joined Dynatronics in 2020**; prior to that, managed Laborie urology implantable and neuromodulation portfolio
- At Medtronic, managed $750M MRI pacemaker portfolio



R.J. Smith

Previous Affiliations BREG, Pfizer

Customer Experience

- **Joined Dynatronics in 2020**; prior to that, sales and marketing leader at Breg, a long-standing significant customer and partner of Dynatronics
- Prior to Breg, product manager at Pfizer and Johnson & Johnson



Carl Abbott

Previous Affiliations teva, sigvaris

Strategic Accounts

- **Joined Dynatronics in 2021**; prior to that managed National Accounts for E-commerce, National Distribution, Retail and DME portfolio
- Training and performance improvement specialist building employee, customer, and end user programs



Skyler Black

Previous Affiliations pwc

Corporate Controller

- **Joined Dynatronics in 2018**
- 12 years of financial discipline at PricewaterhouseCoopers, a Big 4 leader



Justin Nuahn

Previous Affiliations C.H. ROBINSON, SICK Sensor Intelligence.

Human Resources

- **Joined Dynatronics in 2021**
- 20 years' experience in Human Resources, with focus on strategic Human Capital management

DYNATRONICS IS IN ATTRACTIVE, GROWING MARKETS

Selected Rehabilitation and Bracing Markets +4.9B[1]


Bracing 6.5% CAGR
Rehab 5.3% CAGR
$ in billions
$4.9
$2.1
$1.4
$1.4
$6.1
$2.6
$1.7
$1.8
2021E
2025F
Bracing
Rehab Equipment
Rehab Therapeutic Modalities

1) Source: Markets and Markets, 2020. Stacked bar chart includes US Markets of the following categories: Electrotherapy, Ultrasound, Exercise Therapy, Cryotherapy, Combination Therapy, Laser Therapy, Rehabilitation Equipment, Orthopedic Bracing

Favorable Market Trends

Favorable Demographics	Physically active, aging and obese population, higher focus on wellness accelerating demand for rehabilitation support systems
Value-Based Healthcare	Physicians and clinics moving towards a more conservative treatment style
Lower Acuity Treatment	Incentives to treat patients in lower acuity settings (e.g., physical therapy, ASCs) to maximize cost efficiency
Faster Recovery	Importance of using minimally invasive treatments to reduce recovery times

Rehabilitation and Bracing & Supports markets continue to exhibit an attractive growth profile

Dynatronics HAUSMANN BIRD & CRONIN

M&A STRATEGY

Acquisition growth opportunities in a fragmented market to add scale with an accomplished M&A team and demonstrated ability to successfully integrate

RIGHT SIZED TARGET
Revenue between
$5M - $30M

PROFITABILITY
Gross margin accretive
(driving target of >40%)

QUICK CASH WIN
Cash flow contribution
within first year

Acquisition Targets:
VALUE BUYER WITH FOCUSED CRITERIA

ENHANCED PORTFOLIO
Products focused on existing or
adjacent market segments

BRANDS WE KNOW
Respected & established brand(s)
known in market

A WELL-SUITED ADDITION
Good culture fit and
ease of integration

RECENT FINANCIAL AND OPERATIONS HIGHLIGHTS

Financial Highlights:

- $10.5M net sales in Q2 FY '22. Third consecutive quarter of our net sales growth exceeding the market and our $9.25 net sales quarterly baseline set in April '21
- 19.8% gross margin in Q2 FY '22, muted by impact of COVID-19 including advancing Omicron variant, and supply chain challenges including higher raw material, freight, and labor costs. Gross margin target > 40% over time.
- Cash balance of $3.6M, no debt at 12/31/21. $2.5M inventory investment in Q2 FY '22 to satisfy higher customer demand, protect customer deliveries in supply-chain challenging environment, and new product introductions. Capital is adequate to support existing operations.

Business and Operations Highlights:

- Brian Baker rejoined Dynatronics full-time in January 2022. He was former Dynatronics COO and CEO. 25+ years of experience in medical-device industry.
- Under the umbrella of Return to Mobility – launched an exclusive suite of products and three new Hausmann™ metal tables in January 2022. Metal tables is a new product category for us in rehabilitation equipment.
- Announced in October 2021 termination of Millstone Medical Outsourcing for order fulfillment effective January 1, 2022.
  - Dynatronics' order fulfillment will be shifted to its distribution center in Minnesota providing the opportunity to lift long-term gross margin, consistent and innovative customer experience, and additional scale of order fulfillment for growth.

INVESTMENT HIGHLIGHTS (NASDAQ: DYNT)

Valuable Products Serving Growth Markets	• Well-respected brands standing the test of time in each market • Relevant product portfolio serving our growth markets • Enhanced management focus exclusively on our manufactured brands
Transformation to Accelerate Growth	• Dynatronics is building an accomplished transformational team, which can deliver strong business results • Developing a culture focused on generating scale by applying disciplined financial models to investment decisions • Driving change with a sense of urgency to achieve continuous growth
Attractive Investment Appeal	• Shares are trading at 0.3x EV to revenues vs. peer group of 4.2x[1] • Focus on cash flow from operations and no debt • Management incentive compensation is linked to revenue and EBITDA growth

1) Enterprise value as of 2/4/22
Peers are USPH, ZYXI, VIVE, OMI, IMAC, KIDS, KRMD (Peer Group Average used is Median)

Dynatronics Corporation

Investor Relations Contacts

Skyler Black
Dynatronics
ir@dynatronics.com

Jeff Christensen
Darrow Associates
jchristensen@darrowir.com

DYNATRONICS AT A GLANCE

- Provider of high-quality restorative medical device products to the orthopedic and rehabilitation industry designed to accelerate achieving optimal health – favorable market trends
- Driving change and results to deliver a compelling and durable business model, demonstrating strong financial performance from emerging scalable operations
- Leadership Team, prior to joining Dynatronics: Proven commercial success and business transformations in medical device markets

KEY STATISTICS	
Headquarters	Eagan, MN
52 Week Share Price Range (as of 12/31/21)	$0.80 to $2.56
Market Capitalization(1) (as of 12/31/21)	$17.9M
Average Volume (12 month)	969K
Net Sales in FY '21	$47.8M

(1) Excluding preferred stock

Customers

Memorial Hermann, Sutter Health, Vikings, Ohio State, UnityPoint Health, Breg, Raiders, Kaiser Permanente, Allina Health, Chargers, Cowboys, US Speedskating, Owens & Minor, Alabama Crimson Tide, Direct Supply, Performance Health, Boston Red Sox

+ Thousands of Private Practice Therapists and Athletic Trainers

CAPITALIZATION / OWNERSHIP

Share count as of December 31, 2021

Common Shares Outstanding		17,732,440
8% Convertible Preferred Stock[(1)]		3,351,000
Total Shares		**21,083,440**
Market Cap of Equity (including convertible preferred stock)[(2)]	**$**	**17,499,255**
Debt[(3)]		$0
Less: Cash		3,600,000
Net Bank Debt as of 12/31/2021	**$**	**(3,600,000)**
Enterprise Value (including convertible preferred stock)	**$**	**13,899,255**
Warrants @ $2.75 weighted average exercise price		4,323,500
Options @ $1.56 weighted average exercise price		140,000
Unvested RSU		102,502
Total Options and Warrants		**4,548,500**

(1) Convertible one for one into Common; 8% annual dividend payable in cash or stock at company preference
(2) Share price of $0.83 on 2/4/22
(3) Includes Line of Credit only